UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 9, 2011

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2011, the Board of Directors of Juniper Networks, Inc. (the "Company") adopted an amendment to the 2006 Equity Incentive Plan to clarify the calculation of a prorated annual restricted stock unit grant to a director who becomes a non-employee director during the year preceding the date of the annual stockholder meeting based on the number of days such director was a non-employee director during such year.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Executive Annual Incentive Plan

On February 9, 2011, the Compensation Committee of the Board of Directors (the "Compensation Committee") adopted the 2011 Executive Annual Incentive Plan, a cash bonus plan in which the Company’s executive officers participate (including the named executive officers). Under the 2011 Executive Annual Incentive Plan, each executive officer has an incentive target specified for that individual which is expressed as a percentage of base salary. Target incentive percentages for certain executive officers participating in the plan are as follows:

• Kevin Johnson: 175%
• Mark Bauhaus: 100%
• Robyn Denholm: 100%
• Mike Rose: 100%
• John Morris: 100%
• Pradeep Sindhu: 100%

Bonus determinations under the plan will be based on achievement of specified objectives during the year, with the portion of incentive target allocated to objectives as follows:

• 35% based on the Company’s revenue growth
• 35% based on the Company’s operating margin
• 30% based on achievement of other specified strategic goals

However, in the case of a general manager of a business group or business unit, such as the Company’s Platform Systems Group, Device and Network Services Group or Junos Application Software Group, the incentive is based as follows:

• 35% based on the business group’s or business unit’s revenue growth
• 35% based on the Company’s operating margin
• 30% based on achievement of other specified strategic goals

The incentive amounts paid after the end of 2011 will depend on the level of achievement of each objective and range between zero and 200% of the target incentive allocated to each element.

The Compensation Committee also determined the incentive compensation payouts under the 2010 Annual Incentive Plan for certain executive officers for fiscal year 2010 as follows:

• Kevin Johnson: $1,599,000
• Robyn Denholm: $584,000
• Mark Bauhaus: $577,000
• John Morris: $610,000
• Pradeep Sindhu: $487,000

2011 Executive Officer Base Salaries and Equity Compensation

On February 9, 2011, Compensation Committee established new annual base salaries for certain executive officers as follows:

• Kevin Johnson: $1,000,000
• Robyn Denholm: $550,000
• Mark Bauhaus: $525,000
• John Morris: $550,000
• Pradeep Sindhu: $550,000

These new base salaries are effective as of April 1, 2011. The Compensation Committee established these salaries as part of its annual executive compensation review.

The Compensation Committee also approved equity awards for named executive officers to be granted on February 18, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

February 15, 2011	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Senior Vice President and General Counsel